SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 11, 2008
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 11, 2008, Francene LaPoint, Executive Vice President of Accounting and Finance of Grubb & Ellis Company (the “Company”), notified the Company that she was resigning effective October 3, 2008. Ms. LaPoint also serves as the Chief Financial Officer of the Company’s investment subsidiary, Grubb & Ellis Realty Investors, LLC (“Realty Investors”). Ms. LaPoint did not resign as a result of any disagreement with the operations, policies or practices of the Company.
     On September 17, 2008, the Company announced that Michael J. Rispoli, the Company’s Senior Vice President, Strategic Planning and Investor Relations, has been promoted to replace Ms. LaPoint as the Chief Financial Officer of Realty Investors. In addition to his added responsibilities as Chief Financial Officer of Realty Investors, Mr. Rispoli will continue to serve as the Company’s Senior Vice President, Strategic Planning and Investor Relations. The accounting and finance functions that Ms. LaPoint has been performing for the Company will be assumed by various members of the Company’s existing financial team.
     Mr. Rispoli, 36, joined NNN Realty Advisors (“NNN”) in May 2007 prior to NNN’s December 2007 merger with the Company. From 2004 to 2007, Mr. Rispoli was Executive Director and Corporate Controller of Conexant Systems, Inc., a publicly traded semiconductor company with $1 billion in annual revenue. Prior to such time, Mr. Rispoli spent two years as Assistant Controller of GlobespanVirata, Inc., which merged with Conexant Systems, Inc. in February 2004. Mr. Rispoli began his career as Manager of Audit and Business Assurance Services at PricewaterhouseCoopers LLP in 1993. A Certified Public Accountant, Mr. Rispoli holds a bachelor’s degree from Seton Hall University.
     A copy of the press release issued by the Company regarding the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	The following are filed as Exhibits to this Current Report on Form 8-K:
99.1	Press Release issued by Grubb & Ellis Company on September 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: September 17, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Grubb & Ellis Company on September 17, 2008.